Exhibit h(4)

EXECUTION COPY

EXHIBIT A

To Agency Services Agreement Between JPMorgan Chase Bank, N.A. (“Bank”) And

ProShares Trust (“ProShares”), dated as of June 13, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #21 dated as of December 30, 2011

The following are the lists of funds for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit A to the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

LIST OF PROSHARES ETF SERIES

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400
5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400
9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400
13.	ProShares Ultra Sma11Cap600
14.	ProShares Ultra Russell2000
15.	ProShares Short Sma11Cap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort Sma11Cap600
18.	ProShares UltraShort Russell2000
19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
26.	ProShares Ultra Real Estate

27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities
30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities
41.	ProShares Ultra Russelll2000Value
42.	ProShares Ultra Russelll2000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russelll2000 Value
48.	ProShares UltraShort Russelll2000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth
53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25
59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury
61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan
63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications
65.	ProShares Short Financials
66.	ProShares Short Oil & Gas
67	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000
70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil
73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000
75.	ProShares Credit Suisse 130/30
76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500
78.	ProShares Short 20+ Year Treasury
79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury
81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400

83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares Ultra Pro Short Dow30
86.	ProShares UltraPro Short M idCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares Ultra Pro Short QQQ
89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology
94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking
96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market
100.	ProShares RAFI Long/Short
101.	ProShares Hedge Replication ETF
102.	ProShares UltraShort TIPS
103.	ProShares Short High Yield
104.	ProShares Short Investment Grade Corporate
105.	ProShares Ultra Short 3-7 Year Treasury
106.	ProShares Short 7-10 Year Treasury
107.	ProShares Ultra High Yield
108.	ProShares Ultra Investment Grade Corporate
109.	ProShares German Sovereign/Sub-Sovereign ETF
110.	ProShares Ultra Pro 10 Year TIPS/TSY Spread
111.	ProShares Ultra Pro Short 10 Year TIPS/TSY Spread
112.	ProShares 30 Year TIPS/TSY Spread
113.	ProShares Short 30 Year TIPS/TSY Spread

PROSHARES TRUST

/s/ Louis Mayberg

Name: Louis Mayberg

Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Josh Jacobs

Name: Josh Jacobs

Title: Vice President

EXHIBIT A

To Agency Services Agreement Between JPMorgan Chase Bank, N.A. (“Bank”) And

ProShares Trust (“ProShares”), dated as of June 13, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #22 dated as of February 28, 2012 to the

The following are the lists of funds for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit A to the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

LIST OF PROSHARES ETF SERIES

1.	ProShares Short S&P 500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short Midcap400
5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400
9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400
13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000
15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000
19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
27.	ProShares Ultra Real Estate
28.	ProShares Ultra Semiconductors
29.	ProShares Ultra Technology
30.	ProShares Ultra Utilities
31.	ProShares UltraShort Basic Materials
32.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services

33.	ProShares UltraShort Financlals
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities
41.	ProShares Ultra Russell2000 Value
42.	ProShares Ultra Russell2000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell2000 Value
48.	ProShares UltraShort Russell2000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth
53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25
59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury
61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan
63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications
65.	ProShares Short Financials
66.	ProShares Short Oil & Gas
67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000
70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil
73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000
75.	ProShares Credit Suisse 130/30
76.	ProShares UltraPro S&PSOO
77.	ProShares UltraPro Short S&PSOO
78.	ProShares Short 20+ Year Treasury
79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury
81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares Ultra Pro QQQ
85.	ProShares UltraPro Short Dow30

86.	ProShares Ultra Pro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares Ultra Pro Short QQQ
89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology
94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking
96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market
100.	ProShares RAFi long/Short
101.	ProShares Hedge Replication ETF
102.	ProShares UltraShort TIPS
103.	ProShares Short High Yield
104.	ProShares Short Investment Grade Corporate
105.	ProShares Ultra Short 3-7 Year Treasury
106.	ProShares Short 7-10Year Treasury
107.	ProShares Ultra High Yield
108.	ProShares Ultra Investment Grade Corporate
109.	ProShares German Sovereign/Sub-Sovereign ETF
110.	ProShares UltraPro 10 Year TIPS/TSY Spread
111.	ProShares UltraPro Short 10 Year TIPS/TSY Spread
112.	ProShares 30 Year TIPS/TSY Spread
113.	ProShares Short 30 Year TIPS/TSY Spread
114.	ProShares UltraPro MSCI Emerging Markets
115.	ProShares UltraPro Short MSCI Emerging Markets
116.	ProShares UltraPro 20+ Year Treasury
117.	ProShares UltraPro Short 20+ Year Treasury
118.	ProShares USD Covered Bond

PROSHARES TRUST

/s/ Todd B. Johnson

Name: Todd B. Johnson

Title: Chief Investment Officer

JPMORGAN CHASE BANK, N.A.

/s/ Josh Jacobs

Name: Josh Jacobs

Title: Vice President

Exhibit h(4)

EXHIBIT A

To Agency Services Agreement Between JPMorgan Chase Bank, N.A. (“Bank”) And

ProShares Trust (“ProShares”), dated as of June 13, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #23 dated as of July 10, 2012 to the

The following are the lists of funds for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit A to the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

LIST OF PROSHARES ETF SERIES

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400
5.	ProShares UltraShort S&P 500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400
9.	ProShares Ultra S&P 500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400
13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000
15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000
19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities
30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors

39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities
41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell 2000 Value
48.	ProShares UltraShort Russell 2000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth
53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares Ult raShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25
59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury
61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan
63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications
65.	ProShares Short Financials
66.	ProShares Short Oil & Gas
67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000
70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil
73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000
75.	ProShares Credit Suisse 130/30
76.	ProShares Ultra Pro S&P 500
77.	ProShares UltraPro Short S&P 500
78.	ProShares Short 20+ Year Treasury
79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury
81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares Ultra Pro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares Ultra Pro Short QQQ
89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology
94.	ProShares Ultra KBW Regional Banking

95.	ProShares Short KBW Regional Banking
96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market
100.	ProShares RAFi long/Short
101.	ProShares Hedge Replication ETF
102.	ProShares UltraShort TIPS
103.	ProShares Short High Yield
104.	ProShares Short Investment Grade Corporate
105.	ProShares Ultra Short 3-7 Year Treasury
106.	ProShares Short 7-10 Year Treasury
107.	ProShares Ultra High Yield
108.	ProShares Ultra Investment Grade Corporate
109.	ProShares German Sovereign/Sub-Sovereign ETF
110.	ProShares Ultra Pro 10 Year TIPS/TSY Spread
111.	ProS hares Ultra Pro Short 10 Year TIPS/TSY Spread
112.	ProShares 30 Year TIPS/TSY Spread
113.	ProShares Short 30 Year TIPS/TSY Spread
114.	ProShares UltraPro MSCI Emerging Markets
115.	ProShares UltraPro Short MSCI Emerging Markets
116.	ProShares Ultra Pro 20+ Year Treasury
117.	ProShares Ultra Pro Short 20+ Year Treasury
118.	ProShares USD Covered Bond
119.	ProShares UltraPro Financials
120.	ProShares UltraPro Short Financials

PROSHARES TRUST

/s/ Todd B Johnson

Name: Todd B. Johnson

Title: Chief Investment Officer

JPMORGAN CHASE BANK, N.A.

/s/ Josh Jacobs

Name: Josh Jacobs

Title:Vice President